Pro Forma Financial Information for the period ended September 20, 2000. Digital Bridge, Inc.

DIGITAL  BRIDGE,  INC.  AND  SUBSIDIARIES
PRO  FORMA  CONSOLIDATED  BALANCE  SHEET
September  20,  2000
================================================================================================================
                                                                           24 x 7
                                             Digital Bridge, Inc.   Development.com, Inc.      n2plus, Inc.
CURRENT ASSETS:
  Cash and cash equivalents               $              114,577   $            7,325   $                22,345
  Receivables                                            184,911                                          13,888
  Prepaid expenses                                         4,547               10,570                         -
----------------------------------------------------------------------------------------------------------------

    Total current assets                                 304,035               17,895                    36,233

FURNITURE AND EQUIPMENT, net                              39,757              127,359                    29,750

OTHER ASSETS                                              19,744               12,621                       263
----------------------------------------------------------------------------------------------------------------

                                          $              363,536   $          157,875   $                66,246
================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Bank overdraft                          $                    -   $                -   $                     -
  Trade payables                                          51,413                8,270                    73,304
  Accrued expenses                                        33,938               25,179                         -
  Other liabilities                                       37,000
  Capital lease obligation                                                     56,062                         -
  Notes payable                                          700,000               83,063
----------------------------------------------------------------------------------------------------------------

    Total current liabilities                            822,351               89,511                   156,367

LONG-TERM LIABILITIES:
  Capital lease obligation
  Notes payable                                                               105,604
----------------------------------------------------------------------------------------------------------------

    Total liabilities                                    822,351              195,115                   156,367
----------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' (DEFICIT) EQUITY:
  Common stock                                            22,332               25,000
  Receivable from stockholders                                                (20,000)
  Additional paid-in capital                             517,260                                         84,612
  Accumulated deficit                                   (998,407)             (42,240)                 (174,733)
----------------------------------------------------------------------------------------------------------------

    Total stockholders' (deficit) equity                (458,815)             (37,240)                  (90,121)
----------------------------------------------------------------------------------------------------------------

                                          $              363,536   $          157,875   $                66,246
================================================================================================================


================================================================================================================
                                          Online Television                             Total
                                        Network Services, Inc.  before Elimination   Elimination      Total
CURRENT ASSETS:
  Cash and cash equivalents               $                 -   $         144,247   $         -   $     144,247
  Receivables                                          53,445             252,244       (53,000)        199,244
  Prepaid expenses                                      2,329              17,446                        17,446
----------------------------------------------------------------------------------------------------------------

    Total current assets                               55,774             413,937       (53,000)        360,937

FURNITURE AND EQUIPMENT, net                           79,869             276,735                       276,735

OTHER ASSETS                                            7,593              40,221                        40,221
----------------------------------------------------------------------------------------------------------------

                                          $           143,236   $         730,893   $   (53,000)  $     677,893
================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Bank overdraft                          $             8,250   $           8,250   $             $       8,250
  Trade payables                                       50,920             183,907                       183,907
  Accrued expenses                                     12,036              71,153                        71,153
  Other liabilities                                                        37,000                        37,000
  Capital lease obligation                              8,660              64,722                        64,722
  Notes payable                                       270,000           1,053,063       (30,000)      1,023,063
----------------------------------------------------------------------------------------------------------------

    Total current liabilities                         349,866           1,418,095       (30,000)      1,388,095

LONG-TERM LIABILITIES:
  Capital lease obligation                              2,715               2,715                         2,715
  Notes payable                                             -             105,604       (23,000)         82,604
----------------------------------------------------------------------------------------------------------------

    Total liabilities                                 352,581           1,526,414       (53,000)      1,473,414
----------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' (DEFICIT) EQUITY:
  Common stock                                      1,000,000           1,047,332    (1,005,370)         41,962
  Receivable from stockholders                                            (20,000)       20,000               -
  Additional paid-in capital                        1,486,240           2,088,112       985,370       3,073,482
  Accumulated deficit                              (2,695,585)         (3,910,965)                   (3,910,965)
----------------------------------------------------------------------------------------------------------------

    Total stockholders' (deficit) equity             (209,345)           (795,521)            -        (795,521)
----------------------------------------------------------------------------------------------------------------

                                          $           143,236   $         730,893   $   (53,000)  $     677,893
================================================================================================================

DIGITAL  BRIDGE,  INC.  AND  SUBSIDIARIES
PRO  FORMA  STATEMENT  OF  OPERATIONS
From  July  1  to  September  20,  2000
=============================================================================================================
                                                                                        Online Television
                                                      24 x 7                         Network Services, Inc.
                         Digital Bridge, Inc.  Development.com, Inc.  n2plus, Inc.  (June 1 to Sept 20, 2000)
REVENUE                  $            75,564   $            455,000   $    54,958   $                 66,629

COST OF SALES                         55,000                250,202           133                    199,937
-------------------------------------------------------------------------------------------------------------

GROSS PROFIT                          20,564                204,798        54,825                   (133,308)
-------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES:
  Salaries and benefits              124,857                 88,532        94,861                     30,651
  Professional fees                    3,623                 30,507        23,613                      3,194
  Office expenses                    128,830                117,194        57,990                    122,035
  Travel                                                                    2,704
  Other                                    -                      -             -                      5,400
  Depreciation                         1,834                 17,205             -                          -
  State taxes                            800                      -             -                          -
-------------------------------------------------------------------------------------------------------------


                                     259,944                253,438       179,168                    161,280
-------------------------------------------------------------------------------------------------------------

NET LOSS                 $          (239,380)  $            (48,640)  $  (124,343)  $               (294,588)
=============================================================================================================


=====================================================================
                              Total
                                             before
                           Elimination     Elimination        Total
REVENUE                  $    652,151     $     (55,000)  $  597,151
                                    -
COST OF SALES                 505,272           (55,000)     450,272
---------------------------------------------------------------------

GROSS PROFIT                  146,879                 -      146,879
---------------------------------------------------------------------

OPERATING EXPENSES:
  Salaries and benefits       338,901                        338,901
  Professional fees            60,937                         60,937
  Office expenses             426,049                        426,049
  Travel                        2,704                          2,704
  Other                         5,400                          5,400
  Depreciation                 19,039                         19,039
  State taxes                     800                            800
---------------------------------------------------------------------

                              853,830                 -      853,830
---------------------------------------------------------------------

NET LOSS                 $   (706,951)    $           -   $  706,951)
=====================================================================

DIGITAL BRIDGE, INC. AND SUBSIDIARIES
PRO  FORMA  CONSOLIDATED  BALANCE  SHEET
June  30,  2000
==================================================================================================================================
                                                                                                               Online Television
                                                                           24 x 7                           Network Services, Inc.
                                             Digital Bridge, Inc.    Development.com, Inc.      n2plus, Inc.   (May 31, 2000
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents               $              120,542   $                (6,053)  $        4,878   $             3,086
  Receivables                                                                       57,856           11,133                82,179
  Prepaid expenses                                        30,661                    26,224                -                 2,069
----------------------------------------------------------------------------------------------------------------------------------

    Total current assets                                 209,059                    20,171           16,011                87,334

FURNITURE AND EQUIPMENT, net                              41,591                   131,909           57,512                74,955

OTHER ASSETS                                              19,744                    12,551            3,719                 3,963
----------------------------------------------------------------------------------------------------------------------------------

                                          $              270,394   $               164,631   $       77,242   $           166,252
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Trade payables                          $               91,223   $                 5,009   $       90,821   $            64,450
  Accrued expenses                                        10,606                                          -                36,889
  Lease payable                                                                     65,118                                  8,323
  Notes payable                                          700,000                    83,104           64,072
----------------------------------------------------------------------------------------------------------------------------------

    Total current liabilities                            801,829                   153,231          154,893               109,662

LONG-TERM LIABILITIES:
  Leases payable                                                                                                            5,442
----------------------------------------------------------------------------------------------------------------------------------

    Total liabilities                                    801,829                   153,231          154,893               115,104
----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' (DEFICIT) EQUITY:
  Common stock                                            22,280                    25,000              180             1,000,000
  Stock subscription receivable                                                    (20,000)
  Additional paid-in capital                             205,312                                    (27,441)            1,452,145
  Accumulated deficit                                   (759,027)                    6,400          (50,390)           (2,400,997)
----------------------------------------------------------------------------------------------------------------------------------

    Total stockholders' (deficit) equity                (531,435)                   11,400          (77,651)               51,148
----------------------------------------------------------------------------------------------------------------------------------

                                          $              270,394   $               164,631   $       77,242   $           166,252
==================================================================================================================================


========================================================================================
                                                                   Total
                                          before Elimination    Elimination     Total
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents               $         122,453   $          -   $  122,453
  Receivables                                       151,168                     151,168
  Prepaid expenses                                   58,954                      58,954
----------------------------------------------------------------------------------------

    Total current assets                            332,575              -      332,575

FURNITURE AND EQUIPMENT, net                        305,967                     305,967

OTHER ASSETS                                         39,977                      39,977
----------------------------------------------------------------------------------------

                                          $         678,519   $          -   $  678,519
----------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Trade payables                          $         251,503   $              $  251,503
  Accrued expenses                                   47,495                      47,495
  Lease payable                                      73,441                      73,441
  Notes payable                                     847,176                     847,176
----------------------------------------------------------------------------------------

    Total current liabilities                     1,219,615              -    1,219,615
----------------------------------------------------------------------------------------

LONG-TERM LIABILITIES:
  Leases payable                                      5,442                       5,442
----------------------------------------------------------------------------------------

    Total liabilities                                 5,442              -    1,225,057
----------------------------------------------------------------------------------------

STOCKHOLDERS' (DEFICIT) EQUITY:
  Common stock                                    1,047,460     (1,011,120)      36,340
  Stock subscription receivable                     (20,000)        20,000            -
  Additional paid-in capital                      1,630,016        991,120    2,621,136
  Accumulated deficit                            (3,204,014)                 (3,204,014)
----------------------------------------------------------------------------------------

    Total stockholders' (deficit) equity           (546,538)             -     (546,538)
----------------------------------------------------------------------------------------

                                          $        (541,096)  $          -   $  678,519
========================================================================================

DIGITAL  BRIDGE,  INC.  AND  SUBSIDIARIES
PRO  FORMA  STATEMENT  OF  OPERATIONS
For  the  Year  Ended  June  30,  2000
============================================================================================================
                                                                                        Online Television
                                                    24 x 7                            Network Services, Inc.
                          Digital Bridge, Inc.  Development.com, Inc.  n2plus, Inc.       (May 31, 2000)
REVENUE                  $            523,502   $            143,916   $   304,303   $              417,787

COST OF SALES                         280,095                      -        21,783                        -
------------------------------------------------------------------------------------------------------------

GROSS PROFIT                          243,407                143,916       282,520                  417,787
------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES:
  Salaries and benefits               501,176                130,401       308,066                1,107,677
  Professional fees                    92,621                    742       107,350                   14,394
  Office expenses                     380,573                  2,949       102,346                  757,691
  Other                                 4,706                  2,411        75,958                   80,757
  Depreciation                          4,189                  1,013        (1,997)                 133,026
  State taxes                             800                                2,676                      800
------------------------------------------------------------------------------------------------------------

                                      984,065                137,516       594,399                2,094,345
------------------------------------------------------------------------------------------------------------

NET LOSS                 $           (740,658)  $              6,400  $   (311,879)  $           (1,676,558)
============================================================================================================


==========================================================================
                                                  Total
                          before Elimination   Elimination       Total
REVENUE                  $        1,389,508   $             $   1,389,508
                                          -
COST OF SALES                       301,878                       301,878
--------------------------------------------------------------------------

GROSS PROFIT                      1,087,630            -        1,087,630
--------------------------------------------------------------------------

OPERATING EXPENSES:
  Salaries and benefits           2,047,320                     2,047,320
  Professional fees                 215,107                       215,107
  Office expenses                 1,243,559                     1,243,559
  Other                             163,832                       163,832
  Depreciation                      136,231                       136,231
  State taxes                         4,276                         4,276
--------------------------------------------------------------------------


                                  3,810,325            -        3,810,325
--------------------------------------------------------------------------

NET LOSS                 $       (2,722,695)  $        -    $  (2,722,695)
==========================================================================

DIGITAL  BRIDGE,  INC.  AND  SUBSIDIARIES
PRO  FORMA  CONSOLIDATED  BALANCE  SHEET
June  30,  1999
==================================================================================================================================
                                                                                                               Online Television
                                                                           24 x 7                           Network Services, Inc.
                                             Digital Bridge, Inc.    Development.com, Inc.      n2plus, Inc.   (May 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
------

CURRENT ASSETS:
  Cash and cash equivalents                $               6,800   $                     -   $       70,821    $           11,824
  Receivables                                                  -                                     96,332                76,497
  Prepaid expenses                                         5,000                                          -                   623
----------------------------------------------------------------------------------------------------------------------------------

    Total current assets                                  11,800                         -          167,153                88,944
----------------------------------------------------------------------------------------------------------------------------------

FURNITURE AND EQUIPMENT, net                               6,917                                     17,740               451,201

OTHER ASSETS                                               9,500                                      3,836                     -

                                           $              28,217   $                     -   $      188,729    $          540,145
==================================================================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
  Trade payables                           $                   -   $                     -   $       17,276    $           45,121
  Accrued expenses                                         9,586                                     10,771                   764
  Line of credit                                                                                                          635,818
  Notes payable to stockholders                                -                                          -               552,881
----------------------------------------------------------------------------------------------------------------------------------

    Total liabilities                                      9,586                         -           28,047             1,234,584
----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' (DEFICIT) EQUITY:
  Common stock                                            13,250                                                           25,000
  Additional paid-in capital                              23,750                                   (100,807)                5,000
  Accumulated earnings (deficit)                         (18,369)                                   261,489              (724,439)
----------------------------------------------------------------------------------------------------------------------------------

    Total stockholders' (deficit) equity                  18,631                         -          160,682              (694,439)
----------------------------------------------------------------------------------------------------------------------------------

                                           $              28,217   $                     -   $      188,729    $          540,145
==================================================================================================================================



===========================================================================================
                                             before Elimination    Elimination     Total
-------------------------------------------------------------------------------------------
ASSETS
------

CURRENT ASSETS:
  Cash and cash equivalents                $            89,445   $          -   $   89,445
  Receivables                                          172,829                     172,829
  Prepaid expenses                                       5,623                       5,623
-------------------------------------------------------------------------------------------

    Total current assets                               267,897              -      267,897
-------------------------------------------------------------------------------------------

FURNITURE AND EQUIPMENT, net                           475,858                     475,858

OTHER ASSETS                                            13,336                      13,336

                                           $           757,091   $          -   $  757,091
===========================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
  Trade payables                           $            62,397   $              $   62,397
  Accrued expenses                                      21,121                      21,121
  Line of credit                                       635,818                     635,818
  Notes payable to stockholders                        552,881                     552,881
-------------------------------------------------------------------------------------------

    Total liabilities                                1,272,217              -    1,272,217
-------------------------------------------------------------------------------------------

STOCKHOLDERS' (DEFICIT) EQUITY:
  Common stock                                          38,250        (10,940)      27,310
  Additional paid-in capital                           (72,057)        10,940      (61,117)
  Accumulated earnings (deficit)                      (481,319)                   (481,319)
-------------------------------------------------------------------------------------------

    Total stockholders' (deficit) equity              (515,126)             -     (515,126)
-------------------------------------------------------------------------------------------

                                           $           757,091   $          -   $  757,091
===========================================================================================

DIGITAL  BRIDGE,  INC.  AND  SUBSIDIARIES
PRO  FORMA  STATEMENT  OF  OPERATIONS
For  the  Year  Ended  June  30,  1999
==================================================================================================================================
                                                                                                Online Television
                                                                  24x7                        Network Services, Inc.
                                  Digital Bridge, Inc.   Development.com, Inc.   NOW!, LLC        (May 31, 1999)
----------------------------------------------------------------------------------------------------------------------------------
REVENUE                          $              46,000   $                    -  $  413,285  $               524,694
                                                     -
COST OF SALES                                   13,952                        -      20,408                        -
----------------------------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                    32,048                        -     392,877                  524,694
----------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES:
  Salaries and benefits                         41,202                        -      49,084                  560,659
  Professional fees                                  -                               25,953                    7,478
  Office expenses                                9,215                        -      62,649                  465,506
Other                                                -                               22,121                    1,069
  Depreciation and amortization                                                       3,006                  104,595
  State taxes                                        -                                    -                      800
----------------------------------------------------------------------------------------------------------------------------------

                                                50,417                        -     162,813                1,140,107
----------------------------------------------------------------------------------------------------------------------------------

NET LOSS                         $             (18,369)  $                    -  $  230,064  $              (615,413)
----------------------------------------------------------------------------------------------------------------------------------



=========================================================================
                                    before         Total
                                  Elimination   Elimination      Total
-------------------------------------------------------------------------
REVENUE                          $    983,979   $          -  $ $983,979

COST OF SALES                          34,360                     34,360
-------------------------------------------------------------------------

GROSS PROFIT                          949,619              -     949,619
-------------------------------------------------------------------------

OPERATING EXPENSES:
  Salaries and benefits               650,945                    650,945
  Professional fees                    33,431                     33,431
  Office expenses                     537,370                    537,370
Other                                  23,190                     23,190
  Depreciation and amortization       107,601                    107,601
  State taxes                             800                        800
-------------------------------------------------------------------------

                                    1,353,337              -   1,353,337
-------------------------------------------------------------------------

NET LOSS                         $   (403,718)  $          -  $ (403,718)
-------------------------------------------------------------------------

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

NOTE 1 - BUSINESS COMBINATION:

               Effective September 20, 2000, Digital Bridge, Inc. (the Company) entered into a Reorganization and Stock Purchase Agreement, whereby it agreed to exchange 14,059,500 shares of its $.001 par value common stock for 100% of 24 x 7 Development.com, Inc., Online Television Network Services, Inc., and n2plus, Inc.'s (the Subsidiaries) common stock. The transaction is expected to be recorded as a pooling of interest.

               24 x 7 Development.com, Inc., Online Television Network Services, Inc., and n2plus, Inc. are providers of website development and management services.

NOTE 2 - BASIS OF PRESENTATION:

               The Company's unaudited pro forma consolidated financial statements have been prepared in accordance with generally accepted accounting principles for pro forma financial information and pursuant to the instructions to Form 8-K and Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting of normal recurring accrual adjustments, considered necessary for a fair presentation have been included. Pro forma operating results for the period ended September 20, 2000 are not necessarily indicative of the results that may be expected for the year ended June 30, 2001.

               These financial statements and notes should be read in conjunction with the Company's audited financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2000.